                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY
                                -----------------

         Martin Cohen, whose signature appears below, hereby constitutes and appoints Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing and effectiveness of this amendment to the Company's Registration Statement on Form N-2 (Securities Act File No. 333-128084, Investment Company Act File No. 811-21437) and any and all further amendments (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Martin Cohen
                                             ----------------------------
                                             Martin Cohen

Date: February 6, 2006

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY
                                -----------------

         Robert H. Steers, whose signature appears below, hereby constitutes and appoints Martin Cohen and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing and effectiveness of this amendment to the Company's Registration Statement on Form N-2 (Securities Act File No. 333-128084, Investment Company Act File No. 811-21437) and any and all further amendments (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Robert H. Steers
                                             ----------------------------
                                             Robert H. Steers

Date: February 6, 2006

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY
                                -----------------

         Bonnie Cohen, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing and effectiveness of this amendment to the Company's Registration Statement on Form N-2 (Securities Act File No. 333-128084, Investment Company Act File No. 811-21437) and any and all further amendments (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Bonnie Cohen
                                             ----------------------------
                                             Bonnie Cohen

Date: February 6, 2006

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY
                                -----------------

         George Grossman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing and effectiveness of this amendment to the Company's Registration Statement on Form N-2 (Securities Act File No. 333-128084, Investment Company Act File No. 811-21437) and any and all further amendments (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ George Grossman
                                             ----------------------------
                                             George Grossman

Date: February 6, 2006

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY
                                -----------------

         Richard E. Kroon, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing and effectiveness of this amendment to the Company's Registration Statement on Form N-2 (Securities Act File No. 333-128084, Investment Company Act File No. 811-21437) and any and all further amendments (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Richard E. Kroon
                                             ----------------------------
                                             Richard E. Kroon

Date: February 6, 2006

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY
                                -----------------

         Richard J. Norman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing and effectiveness of this amendment to the Company's Registration Statement on Form N-2 (Securities Act File No. 333-128084, Investment Company Act File No. 811-21437) and any and all further amendments (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Richard J. Norman
                                             ----------------------------
                                             Richard J. Norman

Date: February 6, 2006

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY
                                -----------------

         Frank K. Ross, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing and effectiveness of this amendment to the Company's Registration Statement on Form N-2 (Securities Act File No. 333-128084, Investment Company Act File No. 811-21437) and any and all further amendments (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Frank K. Ross
                                             ----------------------------
                                             Frank K. Ross

Date: February 6, 2006

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY
                                -----------------

         Willard H. Smith Jr., whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing and effectiveness of this amendment to the Company's Registration Statement on Form N-2 (Securities Act File No. 333-128084, Investment Company Act File No. 811-21437) and any and all further amendments (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Willard H. Smith Jr.
                                             ----------------------------
                                             Willard H. Smith Jr.

Date: February 6, 2006

                Cohen & Steers REIT and Utility Income Fund, Inc.

                                POWER OF ATTORNEY
                                -----------------

         C. Edward Ward, Jr., whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers REIT and Utility Income Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing and effectiveness of this amendment to the Company's Registration Statement on Form N-2 (Securities Act File No. 333-128084, Investment Company Act File No. 811-21437) and any and all further amendments (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ C. Edward Ward, Jr.
                                             ----------------------------
                                             C. Edward Ward, Jr.

Date: February 7, 2006